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                                                              Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-28052, 33-56737, 33-66932, 33-56735,
33-57113, 33-66934 and 333-16785.

                                                   ARTHUR ANDERSEN LLP

                                                  /s/ Arthur Andersen LLP

New York, New York
March 9, 1998